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Single Touch Systems, Inc.
Company Overview

October 2008

FORWARD LOOKING STATEMENTS

  Certain statements in this presentation are forward-looking within the meaning of the Private Securities Litigation Reform Act of 1995, including without limitation, those statements regarding Single Touch Systems Inc.’s (“Single Touch”) ability to exploit commercial opportunities. These statements are subject to risks and uncertainties. Words such as "expects", "intends", "plans", "may", "could", "should", "anticipates", "likely", "believes" and words of similar import also identify forward-looking statements.
  Forward-looking statements are based on current facts and analyses and other information that may be based on forecasts of future performance and results, estimates of amounts not yet determined and assumptions of management. These statements are made as of the date of this presentation and the fact that this presentation remains available does not constitute a representation by Single Touch that we believe these forward-looking statements continue to be true as of any subsequent date. Although Single Touch believes that the assumptions underlying, and expectations reflected in, these forward-looking statements are reasonable, it can give no assurance that these assumptions and expectations will prove to be correct. Actual results may differ materially from those currently anticipated due to a number of factors beyond the reasonable control of Single Touch, including, but not limited to, the demand for Single Touch’s products and services in terms of both number of users and extent of use, Single Touch’s ability to successfully execute its business and marketing strategies, the timing of the ramp up for Single Touch’s products and services, the growth of the mobile data industry, and Single Touch’s ability to achieve and maintain a competitive position within such industry. Additional information on risks and other factors that may affect the business and financial results of Single Touch can be found in filings of Single Touch with the U.S. Securities and Exchange Commission (“SEC”). The SEC filings are available on a Web site maintained by the SEC at http://www.sec.gov. Single Touch’s forward-looking statements are expressly qualified in their entirety by this cautionary statement.
  All written and oral forward-looking statements made in connection with this presentation that are attributable to us or persons acting on our behalf are expressly qualified in their entirety by these cautionary statements. Given the uncertainties that surround such statements, you are cautioned not to place undue reliance on such forward-looking statements.
  Estimates and forward-looking projections reflect various assumptions of management that may or may not prove to be correct and involve various risks and uncertainties. In making an investment decision investors must rely on their own examination of the company and the terms of the offering, including the merits and risks involved.
  Information presented may be confidential and not currently publicly available. Accordingly, you agree to treat such information in strict confidence and not to disclose such information to any other party. You understand that Single Touch may rely on your agreement of confidentiality to comply with Regulation FD under the Securities Act of 1933 as set forth in Rule 100(b)(2)(ii) of Regulation FD. In addition, you acknowledge that you are aware that the United States securities laws generally prohibit any person who is in possession of material nonpublic information about a public company such as Single Touch from purchasing or selling securities of such company.
  These materials do not constitute an offer to sell, or the solicitation of any offer to buy, any securities of the company or any entity whatsoever. Any such offer may only be made by a private placement memorandum or prospectus issued by the company.
Company Confidential

Company Overview

Founded in 2002, Single Touch Systems (SITO.OB) is a mobile infrastructure provider whose mission is to create innovative mobile commerce solutions for carriers, brands and retailers.

Using our award winning Abbreviated Dial Code (ADC) platform for multiple data distribution programs has resulted in high consumer response and download conversion rates.

With experience in the wireless and retail industries, the Single Touch team delivers unique relationships and innovative technology enabling a retailer or brand to drive adoption of its mobile strategy.

Company Confidential

Investment Highlights
  $25 Billion Mobile Data Industry with forecasts to grow to $44 Billion by 2011(iSuppli 2007)
  Our Abbreviated Dial Code platform is a proven, effective distribution tool that accesses mobile consumers on a mass scale, downloads content and provides other mobile services
  More than 100 ADC’s in the pipeline
  Yahoo has chosen Single Touch's Mobile Coupon Platform
  Walmart has chosen Single Touch's mobile marketing platform to drive their mobile initiatives
  Nextel Mexico has chosen Single Touch to manage their data services and billing platform
  ATT Long Distance has chosen Single Touch to sell ADCs
  Strong Wireless Carrier Relationships include AT&T, Verizon, T-Mobile and Sprint
  Strong IP position

Company Confidential

Management Team
Anthony Macaluso - Founder, Chairman & CEO

Is the inventor of many of the company’s proprietary technologies. With more than 30 patents issued and pending, Tony is a technology visionary with a well honed instinct for seizing market opportunities

Richard Siber – Board Member

More than 24 years in wireless previously a partner in Accenture, where he led their wireless practice. Board member for inCode (aquired by Verisign), DigitWireless, and JumpTap

Chris Black – President, Data Services

More than 14 years in wireless, most recently Director of Mobile Marketing and Interactive Media at AT&T

James Darcey – S.V.P., Carrier Relations

More than 9 years at Alltel Communications and now with Single Touch for 4 years

Tom Hovasse – E.V.P., Product Management

Involved in all aspects of product launch and operation at Single Touch since 2002

Donovan Gordon – S.V.P., Sales

More than 20 year in the media industry with companies like HBO, Showtime and BET

Company Confidential

Mobile Data Market

US mobile content market

2007: $25 billion

2011: projected to be $44 billion (iSuppli 2007)

Carriers view data as the driver to increase ARPU

(Average Revenue Per User)

Data now accounts for 20% of revenue for the top 20 international carriers (iSuppli 2007)

Data now accounts for more than 23% of revenue for top 2 US carriers.

Company Confidential

Featured Platform Programs

Abbreviated Dial Code (ADC) Platform

Mobile handset based data distribution channel with natural voice interface that can invoke SMS, MMS, application downloads, or voice programs

Scalable platform is the basis of our multiple data distribution programs

Retail Mobile Marketing Platform

Retailer initiated program and mobile solution to access consumers on a mass scale

Lead generation programs, marketing incentives and loyalty programs

Robust campaign management platform

Mobile Digital Coupon Solution

Consumer friendly end-to-end solution to provide coupons, discounts and brand marketing material to a mobile device

Carrier Data and Billing Platform

Carrier grade platform for on and off deck content distribution

Platform provides expansion basis for Latin America

Company Confidential

ADC Platform Overview and Features

An Abbreviated Dial Code (ADC) is any phone number beginning with a '#' or '*' plus a 3 to 6 digit branded number such as #SEARS

Abbreviated Dial Codes (ADC) are being used as a handset based data distribution channel

ADC's (vanity numbers) make it easy to remember how to access and enroll in mobile campaigns such as #MEALS

Delivering successful commercial programs on multiple carriers in the U.S.

A high percentage of those purchasing content through ADCs are buying wireless data for the first time and approximately 30% of callers purchase content versus a much smaller % for SMS mobile programs

ADC’s provide more features than SMS:

Downloadable content – brand incentives, coupons, ringtone, wallpaper, applications and video

Interactive TV, Content, voting, polling and trivia

Marketing and advertising campaigns

User generated content – dedicate and send a song directly to a friend’s phone

Company Confidential

ADC Program Patent Pending Technology

Consumer
Carrier
Single Touch
Content Partner
Consumer sees Advertisement and calls in
Carrier routes call to Single Touch
Content Management
Call Management
Program/Campaign Management
Device Management
Delivery Management
Raw Content
Consumer selects content and opts-in
Consumer receives content and pays bill
Carrier bills and passes content
Customer Care Tools
Online Real-time Reporting

Company Confidential

How the ADC Program Works

MTV Case study

Consumer sees ad

“To download 'the Pretender' by Foo Fighters as your ringtone call #MTV, on you wireless phone”

Consumer dials # MTV (#688)

Carrier routes ‘ADC’ to Single Touch

Single Touch picks-up call and gathers information

Consumer selects and confirms content through voice prompts

Authorizes charge to bill by pressing keys

Content is delivered to phone

Billing is completed on carrier bill

Company Confidential

ADC Marketing Program

AT&T’s long distance sales force is selling ADCs for Single Touch

New product for sales team to provide to their existing toll free customers

Toll free business is $14.9b (Frost & Sullivan)

Signed major clients such as Walmart, Chase, Hertz

ADC's are valuable assets like URL's

ADC's are the next evolution of phone numbers

Standard dial number: 760-438-XXXX

Toll free number: 877-784-XXXX

Vanity toll free number: 800-XXX-APPS

ADC = #Hertz (brand name)

ADC Code

  ADC code is provisioned on carriers
  Projected numbers based on monthly revenue run rate of 300 provisioned ADC's

ADC Management Fee

  $750.00 to $1,250.00 per mo.
  $ 300,000 per mo. run rate based on 300 ADC's using the mid range of the fee above

Minutes of Use Fee

  $ 0.04 to $0.10 per minute
  $ 3,150,000 monthly run rate based on 150,000 minutes of use per ADC using the mid range of the fee above

Content delivery fee

  $ 0.15 to $0.30
  $ 1,518,000 monthly run rate based on 22,500 downloads per month per ADC using the mid range of the fee above

Total projected annual revenue base for all ADC’s in Dec. 2010 on the above run rate is approximately $ 60,000,000

Company Confidential

ADC Codes

Live Programs

MTV

BET

Sears

YAHOO!

Walmart
Save money. Live better.

PANDORA

UNIVISION

AN AMERICAN REVOLUTION

CHASE

Jamster

FOX NEWS channel

Programs Being Provisioned

Apple

Hertz

The Weather Channel

HBO

CMT
COUNTRY MUSIC TELEVISION

TRAVELERS

Company Confidential

Walmart going Mobile with Single Touch

We have been selected to provide mobile messaging for Walmart and are in the process of installing 2 new data facilities in order to transmit messaging for their customers. The new Single Touch Data Centers are located in Los Angeles and Chicago and are capable of transmitting in excess of 6 billion messages annually and capable of supporting multiple programs. Some of the programs include the following:

  #MEALS is a program in conjunction with Kraft Foods which delivers recipes and shopping lists on a daily basis to customers who have opted in.
  New Innovative programs ready to go in Q4.

Text Message Fee

Minutes of Use Fee

Content Delivery Fee

Delivers 2010 projected annual revenue of $30,000,000

Company Confidential

Mobile Marketing Platform

M o b ile A d S p en d in g In billion dollars **

Mobile Coupon Platform

Mobile solution to provide coupons, discounts and loyalty programs at retail

Mobile coupon platform requires little change in consumer or retailer check-out behavior

Lead Generation Programs

Simplifies the process in obtaining name, address and other information via mobile phone

Campaign Management on “Anywhere Platform”

Carrier grade platform for creating, managing and detailed reporting of marketing campaigns

**Source – eMarketer 7/17/2007

Company Confidential

Coupon Industry Opportunity

Paper coupon is a multi-billion dollar annual business

300 billion coupons distributed in 2006 (NYT 2006)

Estimated 1% of coupons are redeemed (AP 2008)

Coupon fraud estimate at $500 million per year (Consumer Information Corporation - www.cents-off.com/fraud.htm)

Manual process, slow and laborious for consumer and retailer at check out

Expensive print advertising for Brand and not environmentally friendly

Study indicates “shame stigma” associated to customer paper coupon redemption (CBC News 9/17/2008)

Juniper Research estimates that almost 3 billion mobile coupons will be issued to mobile users by 2011, with just under $7 billion of discounts redeemed

Current mobile coupon programs…

Include application downloads or bar codes that are delivered to mobile phones

Are difficult for consumers - finding the coupon image is a challenge and time consuming

Images can be stored in different areas depending on carrier, handset and how image is sent to phone

Require new POS equipment, others require manual entry into POS

Company Confidential

Mobile/Digital Coupon Platform

Single Touch mobile/digital coupon solution:

Ties coupon/discount to mobile phone number

Provides little change in retailer or customer check-out behavior

Requires no new hardware at retail that leads to easy integration

Provides promotions and results in relevancy to the consumer, real transactions and superior customer engagement

Can be promoted via multiple channels:

Yahoo's website's interface with 140 million unique U.S. users (Yahoo 10Q)

Banner Ads

Shopping Portal

Mobile phone via # code

At retail via shelf talkers and other promotions

Partners and Participants

Yahoo! - Web interface for brands and consumers

P&G Product participant

Revenue from the mobile couponing initiatives will primarily consist of a percentage earned of the face value of each coupon redeemed

Company Confidential

Coupon Data Flow
1.	Yahoo provides Single Touch Platform interface to Consumer Product Group/Brand

2.	Relevant coupon information is passed to Single Touch Campaign management system

3.	POS Receives coupon SKU, Value, etc and confirms receipt

4.	Single Touch Campaign manager delivers the ad to the specified Yahoo Ad server and populates #SAVE

Company Confidential

Call to Action
5.	Ad is resident online accessed by clicking on the ad or for example, dialing #SAVE from a mobile phone, the mobile number is then captured

Company Confidential

Coupon Redemption

6.	Mobile Number is entered at POS by the customer upon checkout

7.	The mobile phone number is validated in real-time at POS

8.	Batch information is sent to Single Touch from POS containing all purchases and then matched to coupons clipped

9.	Information is parsed and Yahoo is sent relevant data to be delivered to CPG

Company Confidential

Nextel Mexico Data Platform

Single Touch to provide operation of content management , distribution and billing program to Nextel Mexico

Single Touch receives 70% of the gross revenue of each completed transaction

Single Touch services will include:

Both on and off-deck content

On-deck = Carriers own content offering

Off-deck = any third party selling content to carriers consumers

ADC programs

Billing intermediary for all content sold

Conduit for data delivery

Pass SMS messages

Video/television

Alternative payments, such as Paypal

Advertising

Search

Coupons

Content rating/filtering

Database of record and registration tool for CSC and ADC’s

Nextel Mexico customer initiates download of content at $1.00

Single Touch retains $0.70 (70%) and Nextel Mexico retains $0.30 (30%) of completed transactions.

Nextel Mexico generated $1.8 billion in overall revenue in 2007 and year to date is on a 27% growth rate.

At 10% of ARPU for data download revenue. STI would collect $126,000,000 in annual revenue.

Company Confidential

Nextel Mexico Data Platform

Nextel Mexico

3rd largest carrier in Mexico

2.2 million subscribers

$ 1.8b in annual revenue

Highest ARPU ($ 68) in Latin America One of the fastest growing carriers in Mexico

Nextel Mexico demographics are more affluent

The above figures are based on year end 2007 results

Company Confidential

Mobile Machine – Content Delivery Technology

  Web to phone content delivery
  Drag-and–drop interface: taking the headache out of mobile content delivery
  Simply enter mobile number to download
  Custom text message can be added
  Send-to-friend – very viral
  Presently deployed with Covergirl and Univision

Company Confidential

Campaign Management

  Manage campaigns on ADC, SMS, WAP and Web
  Create campaigns, simple to complex interactions
  Collects rich, actionable user data for analysis & ongoing consumer dialogue
  Flexible, real-time media measurement
  Subscriber profiling and personalized messaging
  Manufacturer, retailer can monitor campaigns real- time via Web interface

Company Confidential

Patent Position

Twenty two patent applications filed beginning in late 2002 including:

Over-the-Air Provisioning of Mobile Device Settings

Advertising on Mobile Devices

Downloading Data to a Mobile Device

Transferring Mobile Device Data

Searching For Mobile Content

Buying Advisor

Rewards Program

Mobile Machine

Automatic Provisioning of Abbreviated Dial Codes

Pushing Coupon Values

Filed by Fish and Richardson P.C.

Company Confidential

Investment Opportunities

Features	Example

$2.5M to $10M Min/Max capital round at $2.50
PIPE	per share. Detailed term sheet available upon
request.

Shares outstanding – 59,505,540
Shares Outstanding	Shares outstanding (fully diluted) - 105,793,498

All investors in PIPE receive 50% warrant
Warrants	coverage at $3.50 per share.

Limited number of public mobile companies
Strong Investor Appeal	enables clear market differentiation and
immediate demand for shares

Single Touch Is Seeking $10M

Company Confidential

Use of Proceeds

Use of Proceeds	Minimum Offering	Maximum Offering
Capital Expenditures	$1,000,000	$2,000,000
Human Resources	$100,000	$500,000
Research & Development	$100,000	$500,000
Repayment of Related Party Debt	$710,000	$710,000
Working Capital	$290,000	$5,390,000
Total	$2,200,000	$9,100,000

Company Confidential

STI Forecast

	2008	2009	2010
Total Revenue	$6,203,381	$88,987,157	$213,783,687
COGS	$4,401,856	$60,197,344	$151,280,507
Gross Profit	$1,801,425	$28,789,813	$62,503,180
OPEX	$8,844,550	$9,366,558	$18,475,434
Operating Income/EBIT	($7,043,124)	$19,423,255	$44,027,746
Net Income	($8,169,213)	$13,217,552	$30,164,641
Gross Margin	29.0%	32.4%	29.2%
Operating Margin	NA	21.8%	20.6%
Net Margin	NA	14.9%	14.1%

Company Confidential

Growth Drivers

Continued momentum for Abbreviated Dial Code’s

Existing ADC's initiating multiple new programs

Growth in new ADC's

Pipeline holds more than 100 ADC's

AT&T Sales Team have innovative new product to provide to their existing toll free customers

Mobile Coupon launch

Expand retail locations and coupons offered

Yahoo! promotes to existing Web visitors

Nextel Mexico launch

Introduce data content offering to Nextel Mexico subscribers

Drive adoption across subscriber base

Walmart launch of multiple mobile programs in the pipeline

Company Confidential